                                                                   EXHIBIT 99.3




                          STOCKHOLDER VOTING AGREEMENT


         This STOCKHOLDER VOTING AGREEMENT (the "Agreement") is entered into as of July 30, 1997, by and among the undersigned stockholder(s) (collectively, if more than one, "Stockholder") of Sterling House Corporation, a Kansas corporation ("Twister"), Alternative Living Services, Inc., a Delaware corporation ("Tango"), and Tango Merger Corporation, a Kansas corporation and a wholly owned subsidiary of Tango ("Merger Sub").

                                   WITNESSETH:

         WHEREAS, concurrently with the execution of this Agreement, Tango, Merger Sub and Twister are entering into an Agreement and Plan of Merger (the "Merger Agreement") (capitalized terms used but not defined herein shall have the same meaning assigned to such terms in the Merger Agreement), pursuant to which Tango proposes to combine with Twister by means of a merger (the "Merger") of Merger Sub with and into Twister in which (a) each issued and outstanding share of common stock, no par value, of Twister (the "Twister Common Stock"), other than shares of Twister Common Stock that are owned by Twister as treasury stock, shall automatically be converted into the right to receive 1.1 shares (the "Exchange Ratio") of the common stock, $.01 par value, of Tango; (b) the issued and outstanding shares of the common stock, $.01 par value, of Merger Sub shall be converted into one hundred (100) shares of fully paid and nonassessable shares of common stock, no par value, of the Surviving Corporation; and (c) each option to purchase Twister Common Stock outstanding as of the Effective Time shall be assumed by Tango as provided in Section 5.7 of the Merger Agreement;

         WHEREAS, Stockholder owns, as of the date hereof, the shares of Twister Common Stock as set forth on Schedule A attached hereto (collectively, the "Existing Shares," together with any shares of Twister Common Stock acquired after the date hereof and prior to the termination hereof, hereinafter collectively referred to as the "Shares"); and

         WHEREAS, Tango and Merger Sub have entered into the Merger Agreement in reliance on Stockholder's representations, warranties, covenants and agreements hereunder.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                    ARTICLE I
                                      PROXY

         1.1 PROXY.

         (a) With respect to the Merger Agreement or any Third Party Transaction for which approval of the stockholders of Twister is sought, and any transactions contemplated thereby,




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Stockholder hereby irrevocably makes, constitutes and appoints Tango to act as
Stockholder's true and lawful proxy and attorney-in-fact in the name and on behalf of Stockholder, with full power to appoint a substitute or substitutes. Stockholder further directs Tango, and Tango hereby agrees, to vote all of the Shares which are entitled to vote at any meeting of the stockholders of Twister (whether annual or special and whether or not an adjourned meeting), or by written consent in the place and stead of Stockholder in favor of the Merger as set forth in the Merger Agreement and against any Third Party Transaction. By giving this proxy Stockholder hereby revokes any other proxy granted by Stockholder at any time with respect to the Shares and no subsequent proxies will be given with respect thereto by Stockholder.

         (b) All power and authority hereby conferred is coupled with an interest and is irrevocable, shall not be terminated by any act of Stockholder or by operation of law, by lack of appropriate power of authority, or by the occurrence of any other event or events and shall be binding upon all beneficiaries, heirs at law, legatees, distributees, successors, assigns and legal representatives of Stockholder. If after the execution of this Agreement, Stockholder shall cease to have appropriate power or authority, or if any other such event or events shall occur, Tango is nevertheless authorized and directed to vote the Shares in accordance with the terms of this Agreement as if such lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

         (c) Stockholder agrees to use all good faith efforts to cause any record owner of the Shares of which Stockholder is the beneficial owner to grant to Tango a proxy of the same effect as that contained herein. Stockholder shall perform such further acts and execute such further documents as may be required to vest in Tango the sole power to vote the Shares in accordance herewith during the term of the proxy granted herein.

         (d) The proxy granted herein shall expire on the date of termination of this Agreement.


                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

         2.1 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER. Stockholder represents and warrants to Tango and Merger Sub as follows:

         (a) Ownership of Shares. On the date of this Agreement the Existing Shares are all of the Shares currently beneficially owned by Stockholder. Stockholder does not have any rights to acquire any additional shares of Twister Common Stock other than as set forth on Schedule A attached hereto. Other than as set forth on Schedule B attached hereto, Stockholder currently has good, valid and marketable title to the Shares, free and clear of all liens, encumbrances, restrictions, options, warrants, rights to purchase and claims of every kind (other than the encumbrances created by this Agreement and other than restrictions on transfer under applicable federal and state securities laws).




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         (b) Power; Binding Agreement. Stockholder has the full legal right, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution and delivery of this Agreement by Stockholder will not violate any other agreement to which Stockholder is a party including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding agreement of Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect affecting creditors' rights and remedies generally or general principles of equity. Neither the execution or delivery of this Agreement nor the consummation by Stockholder of the transactions contemplated hereby will (i) require any consent or approval of or filing with any person or entity or (ii) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Stockholder is a party or by which Stockholder is bound.


                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                              TANGO AND MERGER SUB

         3.1 REPRESENTATIONS AND WARRANTIES OF TANGO AND MERGER SUB. Each of Tango and Merger Sub represents and warrants to Stockholder as follows:

         (a) Power; Binding Agreement. Each of Tango and Merger Sub has full legal right, power and authority to enter into and perform all of its obligations under this Agreement. The execution and delivery of this Agreement by Tango and Merger Sub will not violate any other agreement to which Tango or Merger Sub is a party. This Agreement has been duly executed and delivered by each of Tango and Merger Sub and constitutes a legal, valid and binding agreement of Tango and Merger Sub, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect, affecting creditors' rights and remedies generally or general principles of equity. Neither the execution of this Agreement nor the consummation by Tango or Merger Sub of the transactions contemplated hereby will (i) require any consent or approval of or filing with any person or entity or (ii) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Tango or Merger Sub is a party or by which it is bound.


                                   ARTICLE IV
                                   TERMINATION

         4.1 TERMINATION. This Agreement (other than the provisions of Sections
6.1 and 7.1 hereof) shall terminate on the earlier of (i) the date on which Tango, Merger Sub and



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Stockholder mutually consent in writing to terminate this Agreement, (ii) the date of the Closing (as defined in the Merger Agreement), (iii) the termination of the Merger Agreement in accordance with the terms thereof or (iv) June 30, 1998.


                                    ARTICLE V
                        CERTAIN COVENANTS OF STOCKHOLDER

         5.1 CERTAIN COVENANTS OF STOCKHOLDER.

         (a) Except in accordance with the provisions of this Agreement, Stockholder agrees, while this Agreement is in effect, not to, directly or indirectly:

             (i) Sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares unless the party to whom such Shares are (or are to be) sold, pledged, assigned or otherwise transferred shall have executed an acknowledgement and ratification of the grant of proxy effected by this Agreement, in such form and substance as are reasonably acceptable to Tango; or

             (ii) Grant any proxy, deposit any Shares into a voting trust or enter into a voting agreement with respect to any of the Shares.

         (b) Stockholder agrees, while this Agreement is in effect, to notify Tango promptly of the number of any shares of Twister Common Stock acquired by such Stockholder after the date hereof.

         (c) Until such time as this Agreement is terminated, Stockholder agrees to take any actions as reasonably requested by Twister, within his, her or its power as are necessary or appropriate to enable Twister to satisfy the conditions precedent set forth in the Merger Agreement to Tango's obligations to consummate the Merger, and to use his, her or its best efforts to cause Twister to satisfy such conditions precedent.

                                   ARTICLE VI
                           CERTAIN COVENANTS OF TANGO

         6.1 CERTAIN COVENANTS OF TANGO. In the event that the shares of Tango Common Stock received or to be received by the Stockholder in the Merger were not or will not be registered under the Securities Act as contemplated by the Merger Agreement or are or will be otherwise deemed to be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act) (each, a "Triggering Event"), then the Stockholder may request Tango at any time after the Effective Time (i) to effect, as promptly as practicable, a registration or registrations under the Securities Act, covering that portion of the number of shares of Tango Common Stock that the Stockholder receives in the Merger as he would otherwise be entitled



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to sell pursuant to Rule 144 promulgated under the Securities Act within the first twelve (12) months following the Effective Time in the event such shares were registered in the manner contemplated by the Merger Agreement, taking into account the period during which the Stockholder will otherwise be prohibited from selling any shares of Tango Common Stock pursuant to Section 8 of the Affiliate Agreement attached as Exhibit C-1 to the Merger Agreement (the "Registered Shares"), (ii) to cause such registration to become effective not later than the day on which Tango publishes the earnings release contemplated by the penultimate paragraph of the Affiliate Agreement attached as Exhibit C-1 to the Merger Agreement and to use its reasonable best efforts to keep each such registration effective until the one year anniversary of the Effective Time (the "Shelf Registration Statement") and (iii) to use its reasonable best efforts to qualify such shares of Tango Common Stock under any applicable state securities laws. The Stockholder, however, agrees not to sell under the Shelf Registration Statement in any three month period more than that number of Registered Shares that he would be permitted to sell under Rule 144 in the absence of the Shelf Registration Statement (assuming that the Shares covered by the Shelf Registration Statement were eligible for sale under Rule 144). All expenses incident to the Shelf Registration Statement shall be borne by Tango, except that the Stockholder shall pay any underwriting discounts, commissions or fees attributable to the sale of any shares of Tango Common Stock registered thereby. In connection with any registration pursuant to this Section 6.1, Tango and Stockholder shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification and contribution. In addition, in the event of a Triggering Event and, if Tango at any time prior to the one year anniversary of the Effective Time proposes to register for sale under the Securities Act any shares of Tango Common Stock held by directors of Tango other than the Twister Directors, then Tango shall offer to register the shares of Tango Common Stock held by the Stockholder on a pro rata basis with all other shares of Tango Common Stock to be registered under the Securities Act for the directors of Tango other than the Twister Directors.



                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 NOTICES. All notices or other communications required or permitted hereunder shall be in writing (except as otherwise provided herein) and shall be deemed duly given when received by delivery in person, by telecopy, telex or telegram or by certified mail, postage prepaid, or by an overnight courier service, addressed to Stockholder at the address(es) set forth on the signature page hereof and to Tango or Merger Sub at:

          --------------------------------------
          --------------------------------------
          --------------------------------------
          --------------------------------------







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             With copies to:

             Rogers & Hardin LLP
             2700 International Tower
             229 Peachtree Street, NE
             Atlanta, Georgia 30303
             Attn:  Alan C. Leet, Esq.
             Telecopier: (404) 525-2224

         7.2 ENTIRE AGREEMENT. This Agreement, together with the documents expressly referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings among the parties with respect to such subject matter.

         7.3 ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

         7.4 GOVERNING LAW. This Agreement, and all matters relating hereto, shall be governed by, and construed in accordance with the laws of the State of Kansas without giving effect to the principles of conflicts of laws thereof.

         7.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

         7.6 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         7.7 FURTHER ASSURANCES. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

         7.8 LEGAL EXPENSES. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding shall be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceedings, including reasonable attorney's fees.



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         7.9 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified and supplemented only by a written document executed by Tango, Merger Sub and Stockholder.

         7.10 SPECIFIC PERFORMANCE. The parties agree that in the event of a breach of any provision of this Agreement, irreparable damage would occur, the aggrieved party would be without an adequate remedy at law and damages would be difficult to determine. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision. By seeking or obtaining such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled at law or in equity.




























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         IN WITNESS WHEREOF, Tango and Merger Sub have caused this Agreement to be executed by their duly authorized officers and Stockholder has executed this Agreement, each as of the date set forth above.



"TANGO"
ALTERNATIVE LIVING SERVICES, INC.


By:
    ---------------------------------------
Name:
Title:

"MERGER SUB"
TANGO MERGER CORPORATION


By:
    ---------------------------------------
Name:
Title:

Stockholder(s)

Name of Stockholder:
                    -----------------------
By:
    ---------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------
Address:
        -----------------------------------

-------------------------------------------
Fax No.:
        -----------------------------------


Name of Stockholder:
                    -----------------------
By:
    ---------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------
Address:
        -----------------------------------

-------------------------------------------
Fax No.:
        -----------------------------------


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                   Schedule A to Stockholder Voting Agreement


1.       Shares Owned Beneficially by Stockholder:



         Name:
              -------------------------      --------------------------------
         Record Holder:                      No. of Shares
                       ----------------
         Beneficial Holder:
                           ------------
         (if different)


         Name:
              -------------------------      --------------------------------
         Record Holder:                      No. of Shares
                       ----------------
         Beneficial Holder:
                           ------------
         (if different)


         Name:
              -------------------------      --------------------------------
         Record Holder:                      No. of Shares
                       ----------------
         Beneficial Holder:
                           ------------
         (if different)



2.       Stockholder's Options to Purchase Shares:




         -------------------------------     --------------------------------
         Name of Option Holder                    No. of Shares




         -------------------------------     --------------------------------
         Name of Option Holder                    No. of Shares






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                   Schedule B to Stockholder Voting Agreement